UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 8, 2024

PUREBASE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-55517	27-2060863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8631 State Hwy, 124

Ione, CA 95640

(Address of principal executive offices)

(209) 274-9143

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 7, 2024 (the “Effective Date”), Purebase Corporation, a Nevada corporation (the “Company”), entered into a line of credit agreement (the “Line of Credit Agreement”) with U.S. Mine Corp., a Nevada corporation and affiliate of the Company (“USMC”), pursuant to which USMC made a line of credit available to the Company, for a period of one year commencing on the Effective Date, in the maximum principal amount of $1,000,000 (the “2024 Line of Credit”). The Company plans to use the proceeds from the 2024 Line of Credit for working capital and general corporate purposes. To date, USMC has loaned the Company an aggregate of $198,135 from the 2024 Line of Credit.

On the Effective Date, the Company issued USMC an 8% unsecured convertible grid promissory note (the “2024 Grid Note”) to evidence the amounts loaned by USMC under the 2024 Line of Credit. The 2024 Grid Note has a stated maturity date of March 7, 2025 (the “Maturity Date”). The principal amount of the 2024 Grid Note will be adjusted from time to time to reflect the amounts of any loans made to the Company by USMC and/or any payments made to USMC by the Company prior to the Maturity Date. Interest is payable on the unpaid principal amount of the 2024 Grid Note at a rate of 8% per annum; provided, however, that any amount of principal not paid when due will bear interest at a default interest rate equal to 13% per annum. The Company may prepay the principal amount of the 2024 Grid Note, together with any accrued but unpaid interest thereon, at any time without penalty or premium. On the Maturity Date, USMC may, in its sole discretion, choose to convert all or part of the outstanding principal amount of the 2024 Grid Note, together with accrued and unpaid interest due thereon, into shares of the Company’s common stock (the “2024 Line of Credit Conversion Shares”) at a conversion price of $0.08 per share. The conversion price and number of shares of the Company’s common stock issuable upon conversion are subject to adjustment from time to time for any subdivision or consolidation of the Company’s shares and standard dilutive events. Upon the Company’s voluntary or involuntary bankruptcy, the full principal amount of the 2024 Grid Note, together with any other amounts owing in respect thereof, will automatically become immediately due and payable. Upon the occurrence of any other event of default, as specified in the 2024 Grid Note, the full principal amount of the 2024 Grid Note, together with any other amounts owing in respect thereof, may become immediately due and payable at USMC’s election.

A. Scott Dockter, the chief executive officer and a director of the Company, and John Bremer, a director of the Company, are also officers, directors and principal shareholders of USMC. On March 22, the Company’s board of directors (the “Board”) ratified the Company’s entry into the Line of Credit Agreement and issuance of the 2024 Grid Note, with Mr. Dockter and Mr. Bremer abstaining.

The foregoing descriptions of the Line of Credit Agreement and 2024 Grid Note are qualified in their entirety by reference to the full text of such documents, copies of which are attached to this report as Exhibits 10.1 and 4.1, respectively, and are incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

On February 8, 2024 (the “Issuance Date”), the Company issued USMC an 8% unsecured convertible promissory note in the principal amount of up to $618,000 (the “Convertible Note”). The principal amount of the Convertible Note is to be funded by USMC in six installments of $103,000 each. The first three installments, in the aggregate amount of $309,000, were made on the Issuance Date, March 1, 2024, and April 1, 2024. The final three installments, in the additional aggregate amount of $309,000, are due to be made on or around May 1, 2024, June 1, 2024, and July 1, 2024. The Company plans to use the proceeds from the Convertible Note to pay the settlement amount agreed to in a binding arbitration with a former officer of the Corporation.

The Convertible Note has a stated maturity date of February 7, 2026. Interest is payable on the unpaid principal amount of the Convertible Note at a rate of 8% per annum; provided, however, that any amount of principal not paid when due will bear interest at a default interest rate equal to 13% per annum. The Company may prepay the principal amount of the Convertible Note, in whole or in part, at any time without penalty or premium. Amounts due under the Convertible Note may be converted into shares of the Company’s common stock (the “Convertible Note Conversion Shares”) at any time, at the option of USMC, at a conversion price of $0.08 per share. The conversion price and number of shares of the Company’s common stock issuable upon conversion of the Convertible Note will be subject to adjustment from time to time for any subdivision or consolidation of the Company’s shares and other standard dilutive events. Upon the Company’s voluntary or involuntary bankruptcy, the full principal amount of the Convertible Note, together with any other amounts owing in respect thereof, will automatically become immediately due and payable. Upon the occurrence of any other event of default, as specified in the Convertible Note, the full principal amount of the Convertible Note, together with any other amounts owing in respect thereof, may become immediately due and payable at USMC’s election.

A. Scott Dockter, the chief executive officer and a director of the Company, and John Bremer, a director of the Company, are also officers, directors and principal shareholders of USMC. On March 22, the Board ratified the Company’s issuance of the Convertible Note, with Mr. Dockter and Mr. Bremer abstaining.

The foregoing description of the Convertible Note is qualified in its entirety by reference to the full text of such document, a copy of which is attached to this report as Exhibit 4.2 and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Items 1.01 and 2.03 above, which disclosure is incorporated herein by reference.

The issuances of any 2024 Line of Credit Conversion Shares upon the conversion of amounts due under the 2024 Grid Note and/or the issuances of any Convertible Note Conversion Shares upon the conversion of amounts due under the Convertible Note will be exempt from registration under Section 4(a)(2) and/or Rule 506(b) of Regulation D as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended, as transactions by an issuer not involving any public offering.

As of March 31, 2024, the Company issued 10,256,400 shares of the Company’s common stock (the “2023 Line of Credit Conversion Shares”) to USMC, in connection with USMC’s election to convert all amounts due under an 8% unsecured convertible grid promissory note of the Company (the “2023 Grid Note”) held by USMC, in the principal amount of $1,000,000, with accrued and unpaid interest in the aggregate amount of $25,639.90. Upon the issuance to USMC of the 2023 Line of Credit Conversion Shares, the entire amounts due by the Company to USMC under the 2023 Grid Note were deemed to be paid-in-full and cancelled, and the Company has no further obligation to USMC with respect thereto.

A. Scott Dockter, the chief executive officer and a director of the Company, and John Bremer, a director of the Company, are also officers, directors, and principal shareholders of USMC. On March 31, the Board approved the Company’s issuance of the 2023 Line of Credit Conversion Shares, with Mr. Dockter and Mr. Bremer abstaining.

The issuance of the 2023 Line of Credit Conversion Shares is exempt from registration under Section 4(a)(2) and/or Rule 506(b) of Regulation D as promulgated by the SEC under of the Securities Act, as transactions by an issuer not involving any public offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	8% Unsecured Convertible Grid Promissory Note of the Company, dated March 7, 2024
4.2	8% Unsecured Convertible Promissory Note of the Company, dated February 8, 2024
10.1	Line of Credit Agreement, dated March 7, 2024, between the Company and U.S. Mine Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PUREBASE CORPORATION

Dated: April 15, 2024	By:	/s/ A. Scott Dockter
A. Scott Dockter
Chief Executive Officer